Tax Receivable Agreement Obligation (Notes)	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Tax Receivables Agreement Obligation [Text Block]
TAX RECEIVABLE AGREEMENT OBLIGATION

On the Effective Date, Vistra Energy entered into a tax receivable agreement (the TRA) with a transfer agent on behalf of certain former first lien creditors of TCEH. The TRA generally provides for the payment by us to holders of TRA Rights of 85% of the amount of cash savings, if any, in U.S. federal and state income tax that we realize in periods after Emergence as a result of (a) certain transactions consummated pursuant to the Plan of Reorganization (including the step-up in tax basis in our assets resulting from the PrefCo Preferred Stock Sale), (b) the tax basis of all assets acquired in connection with the Lamar and Forney Acquisition in April 2016 (see Note 3) and (c) tax benefits related to imputed interest deemed to be paid by us as a result of payments under the TRA, plus interest accruing from the due date of the applicable tax return.

Pursuant to the TRA, we issued the TRA Rights for the benefit of the first lien secured creditors of our Predecessor entitled to receive such TRA Rights under the Plan. Such TRA Rights are subject to various transfer restrictions described in the TRA and are entitled to certain registration rights more fully described in the Registration Rights Agreement (see Note 19).

During the year ended December 31, 2017, we recorded reductions to the carrying value of the TRA obligation totaling approximately $295 million. The largest driver in the reduction to the TRA obligation carrying value primarily resulted from a change in the corporate tax rate from 35% to 21% related to tax reform legislation, which reduced the total expected undiscounted payments under the TRA from $2.1 billion to $1.2 billion. The value of the TRA obligation was also impacted by changes in the estimated timing of TRA payments resulting from changes in certain tax assumptions including (a) the impacts of Luminant's plan to retire its Monticello, Sandow 4, Sandow 5 and Big Brown generation plants and the impacts of the Alcoa settlement (see Note 4), (b) investment tax credits we expect to receive related to the Upton solar development project (see Note 3), (c) assets acquired in the Odessa Acquisition (see Note 3) and (d) the impacts of other forecasted tax amounts.

The following table summarizes the changes to the TRA obligation, reported as other current liabilities and Tax Receivable Agreement obligation in our consolidated balance sheets, for the year ended December 31, 2017 and the period from October 3, 2016 through December 31, 2016:

	Successor
	Year Ended December 31, 2017	Period from October 3, 2016 through December 31, 2016
TRA obligation at the beginning of the period	$596	$574
Accretion expense	82	22
Payments	(26)	—
Revaluation due to tax reform legislation	(233)	—
Changes in tax assumptions impacting timing of payments	(62)	—
TRA obligation at the end of the period	357	596
Less amounts due currently	(24)	—
Noncurrent TRA obligation at the end of the period	$333	$596

As of December 31, 2017, the estimated carrying value of the TRA obligation totaled $357 million, which represents the discounted amount of projected payments under the TRA. The projected payments are based on certain assumptions, including but not limited to (a) the federal corporate income tax rate of 21% and (b) estimates of our taxable income in the current and future years. Our taxable income takes into consideration the current federal tax code and reflects our current estimates of future results of the business. Our estimates of taxable income did not consider the impact of the Merger. These assumptions are subject to change, and those changes could have a material impact on the carrying value of the TRA obligation. The aggregate amount of undiscounted payments under the TRA is estimated to be approximately $1.2 billion, with more than half of such amount expected to be attributable to the first 15 tax years following Emergence, and the final payment expected to be made approximately 40 years following Emergence (assuming that the TRA is not terminated earlier pursuant to its terms).

The carrying value of the obligation is being accreted to the amount of the gross expected obligation using the effective interest method. Changes in the amount of this obligation resulting from changes to either the timing or amount of TRA payments are recognized in the period of change and measured using the discount rate inherent in the initial fair value of the obligation. During the year ended December 31, 2017, the Impacts of Tax Receivable Agreement on the statement of consolidated income (loss) totaled $213 million, which represents the reduction to the carrying value of the TRA obligation discussed above and payments of $26 million net of accretion expense totaling $82 million. During the period from October 3, 2016 through December 31, 2016, the Impacts of the Tax Receivable Agreement represents accretion expense totaling $22 million.

Under the Internal Revenue Code, a corporation's ability to utilize certain tax attributes, including depreciation, may be limited following an ownership change if the corporation's overall asset tax basis exceeds the overall fair market value of its assets (after making certain adjustments). The Spin-Off resulted in an ownership change and it is expected that the overall tax basis of our assets may have exceeded the overall fair market value of our assets at such time. As a result, there may be a limitation on our ability to claim a portion of our depreciation deductions for a five-year period. This limitation could have a material impact on our tax liabilities and on our obligations under the TRA Rights. In addition, any future ownership change of Vistra Energy following Emergence could likewise result in additional limitations on our ability to use certain tax attributes existing at the time of any such ownership change and have an impact on our tax liabilities and on our obligations with respect to the TRA Rights under the TRA.